UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 July 18, 2008
        --------------------------------------------------------------
               Date of Report (Date of earliest event reported)

                            RMD Technologies, Inc.
        --------------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)

 	California                      0-51109                  72-1530833
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer
of incorporation)					    Identification No.)


                    1597 Alamo Road,  Holtville,  Ca. 92250
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 760-356-2039
 ------------------------------------------------------------------------------
                    (Registrant's telephone number, including area code)


                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      INFORMATION INCLUDED IN THIS REPORT

SECTION 2 - FINANCIAL INFORMATION

ITEM 8.01 OTHER EVENTS

      On June 19th, 2008 the Board of Directors of RMD Technologies, Inc. voted unanimously to declare a dividend to its shareholders consisting of all the shares of its wholly owned subsidiary, E-Recycler, Inc. The Board of Directors of RMD Technologies, Inc. determined that it was in the best interest of the shareholders RMD Technologies that the shares of E-Recycler would be distributed to the shareholders of RMD Technologies, Inc.

The dividend ratio is approximately 0.0847 shares of E-Recycler per share of RMD Technologies. The dividend will be distributed to shareholders of record as of June 30th, 2008


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     RMD Technologies,  Inc.

  Date: July 18, 2008                   	     /s/ Patrick Galliher
                                                     --------------------
                                                     Patrick Galliher,
						     President